Exhibit 99.1

KNIGHT CAPITAL GROUP, INC.

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF FINANCIAL CONDITION

(unaudited)

	December 31, 2006
	As Reported	Adjustments (Note 1)	Pro Forma
	(in thousands)
Assets
Cash and cash equivalents	$214,760	$1,000	$215,760
Securities owned, held at clearing brokers, at market value	711,775		711,775
Receivable from brokers and dealers	372,897		372,897
Asset management fees receivable	112,204		112,204
Investment in Deephaven sponsored funds	187,573		187,573
Fixed assets and leasehold improvements, at cost, less accumulated depreciation and amortization	66,450		66,450
Strategic investments	49,437		49,437
Goodwill	133,043		133,043
Intangible assets, less accumulated amortization	63,701		63,701
Deferred compensation investments	31,586		31,586
Other assets	84,789		84,789

Total assets	$2,028,215	$1,000	$2,029,215

Liabilities and Stockholders’ Equity
Liabilities
Securities sold, not yet purchased, at market value	$693,071	$—	$693,071
Payable to brokers and dealers	47,853		47,853
Accrued compensation expense	227,847	(67,080)	160,767
Accrued expenses and other liabilities	96,957		96,957

Total liabilities	1,065,728	(67,080)	998,648

Minority interest in consolidated subsidiaries	—	68,080	68,080

Stockholders’ equity
Class A Common Stock	1,450		1,450
Additional paid-in capital	519,790		519,790
Retained earnings	811,859		811,859
Treasury stock, at cost	(370,612)		(370,612)

Total stockholders’ equity	962,487	—	962,487

Total liabilities and stockholders’ equity	$2,028,215	$1,000	$2,029,215

See accompanying Notes to pro forma condensed consolidated financial statements.

KNIGHT CAPITAL GROUP, INC.

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF FINANCIAL CONDITION

(unaudited)

	September 30, 2007
	As Reported	Adjustments (Note 1)	Pro Forma
	(in thousands)
Assets
Cash and cash equivalents	$143,175	$1,000	$144,175
Securities owned, held at clearing brokers, at market value	371,373		371,373
Receivable from brokers and dealers	352,419		352,419
Asset management fees receivable	8,016		8,016
Investment in Deephaven sponsored funds	199,591		199,591
Fixed assets and leasehold improvements, at cost, less accumulated depreciation and amortization	60,982		60,982
Strategic investments	67,943		67,943
Goodwill	132,833		132,833
Intangible assets, less accumulated amortization	59,352		59,352
Deferred compensation investments	85,146		85,146
Other assets	110,792		110,792

Total assets	$1,591,622	$1,000	$1,592,622

Liabilities and Stockholders’ Equity
Liabilities
Securities sold, not yet purchased, at market value	$347,541	$—	$347,541
Payable to brokers and dealers	48,247		48,247
Accrued compensation expense	188,205	(20,656)	167,549
Accrued expenses and other liabilities	92,281		92,281

Total liabilities	676,274	(20,656)	655,618

Minority interest in consolidated subsidiaries	—	21,656	21,656

Stockholders’ equity
Class A Common Stock	1,505		1,505
Additional paid-in capital	576,592		576,592
Retained earnings	884,535		884,535
Treasury stock, at cost	(547,284)		(547,284)

Total stockholders’ equity	915,348	—	915,348

Total liabilities and stockholders’ equity	$1,591,622	$1,000	$1,592,622

See accompanying Notes to pro forma condensed consolidated financial statements.

KNIGHT CAPITAL GROUP, INC.

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

(unaudited)

	For the year ended December 31, 2006
	As Reported	Adjustments (Note 2)	Pro Forma
	(in thousands, except per share amounts)
Revenues
Commissions and fees	$410,394	$—	$410,394
Net trading revenue	243,761		243,761
Asset management fees, net	213,888		213,888
Interest, net	16,027		16,027
Investment income and other, net	72,219		72,219

Total revenues	956,289	—	956,289

Transaction-based expenses
Execution and clearance fees	106,908		106,908
Soft dollar and commission recapture expense	70,537		70,537
Payments for order flow and ECN rebates	42,191		42,191

Total transaction-based expenses	219,636	—	219,636

Revenues, net of transaction-based expenses	736,653	—	736,653

Other direct expenses
Employee compensation and benefits	352,353	(67,080)	285,273
Communications and data processing	33,120		33,120
Professional fees	20,568		20,568
Depreciation and amortization	20,641		20,641
Occupancy and equipment rentals	13,536		13,536
Business development	14,343		14,343
Writedown of assets and lease loss accrual	8,480		8,480
Other	17,101		17,101

Total other direct expenses	480,142	(67,080)	413,062

Income before income taxes and minority interest	256,511	67,080	323,591
Income tax expense	98,165		98,165

Income before minority interest	158,346	67,080	225,426
Minority interest in consolidated subsidiaries	—	(67,080)	(67,080)

Net income	$158,346	$—	$158,346

Basic earnings per share	$1.56	$—	$1.56

Diluted earnings per share	$1.49	$—	$1.49

Shares used in computation of basic earnings per share	101,420	—	101,420

Shares used in computation of diluted earnings per share	106,243	—	106,243

See accompanying Notes to pro forma condensed consolidated financial statements.

KNIGHT CAPITAL GROUP, INC.

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

(unaudited)

	For the nine months ended September 30, 2007
	As Reported	Adjustments (Note 2)	Pro Forma
	(in thousands, except per share amounts)
Revenues
Commissions and fees	$342,261	$—	$342,261
Net trading revenue	173,490		173,490
Asset management fees, net	88,593		88,593
Interest, net	13,612		13,612
Non-operating gain from subsidiary stock issuance	8,757		8,757
Investment income and other, net	21,274		21,274

Total revenues	647,987	—	647,987

Transaction-based expenses
Execution and clearance fees	95,656		95,656
Payments for order flow and ECN rebates	44,338		44,338
Soft dollar and commission recapture expense	44,261		44,261

Total transaction-based expenses	184,255	—	184,255

Revenues, net of transaction-based expenses	463,732	—	463,732

Other direct expenses
Employee compensation and benefits	252,716	(20,656)	232,060
Communications and data processing	28,035		28,035
Depreciation and amortization	16,541		16,541
Professional fees	13,961		13,961
Occupancy and equipment rentals	10,691		10,691
Business development	11,805		11,805
Writedown of assets and lease loss accrual	(1,354)		(1,354)
Other	9,010		9,010

Total other direct expenses	341,405	(20,656)	320,749

Income from continuing operations before income taxes	122,327	20,656	142,983
Income tax expense	48,215		48,215

Income from continuing operations before minority interest	74,112	20,656	94,768
Minority interest in income of consolidated subsidiaries	—	(20,656)	(20,656)

Net income from continuing operations	74,112	—	74,112
Loss from discontinued operations, net of tax	(1,437)		(1,437)

Net income	$72,675	$—	$72,675

Basic earnings per share from continuing operations	$0.75	$—	$0.75

Diluted earnings per share from continuing operations	$0.73	$—	$0.73

Basic and diluted earnings per share from discontinued operations	$(0.01)	$—	$(0.01)

Basic earnings per share	$0.74	$—	$0.74

Diluted earnings per share	$0.71	$—	$0.71

Shares used in computation of basic earnings per share	98,809	—	98,809

Shares used in computation of diluted earnings per share	102,081	—	102,081

See accompanying Notes to pro forma condensed consolidated financial statements.

KNIGHT CAPITAL GROUP, INC.

NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(unaudited)

Note 1 - The pro forma condensed consolidated statements of financial condition give effect to the contribution by the Company of Deephaven Capital Management, LLC and its subsidiaries (“Deephaven”) to Deephaven Holdings, LLC (“Deephaven Holdings”) in exchange for a 51% interest in Deephaven Holdings, as well as the contribution of $1.0 million of cash by Deephaven Partners LLC (“Deephaven Partners”) to Deephaven Holdings in exchange for a 49% interest in Deephaven Holdings. Amounts that had previously been reported as Accrued compensation expense for performance bonuses payable to the Deephaven managers have been reclassified to Minority interest in consolidated subsidiaries as such amounts are treated as undistributed allocations to Deephaven Partners for purposes of these pro forma statements. For purposes of these pro forma statements, it is assumed that undistributed allocations are paid to Deephaven Partners in January of the following year.

Note 2 - The pro forma condensed statements of operations give effect to the contribution by the Company of Deephaven to Deephaven Holdings in exchange for a 51% interest in Deephaven Holdings, as well as the contribution of $1.0 million of cash by Deephaven Partners to Deephaven Holdings in exchange for a 49% interest in Deephaven Holdings. Amounts that had previously been reported as Employee compensation and benefits have been reclassified to Minority interest in consolidated subsidiaries as such amounts are treated as allocations to Deephaven Partners for purposes of these pro forma statements.